POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Coolidge E. Rhodes, Jr., Lee Whitley and Susan Murr as the
undersigned's true and lawful attorney-in-fact, with power to act without the others and with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4 and 5 (including any amendments thereto and successor Forms) and Forms 144 (including any amendments thereto and successor Forms) with respect to the securities of
Cullen/Frost Bankers, Inc., a Texas corporation (the "Company"), with the United
States Securities and Exchange Commission, any national securities exchanges and any other governmental entity or trading system deemed necessary or advisable by such attorney-in-fact under Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act"), and under Rule 144 of the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time
(the "Securities Act");

(2)	seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)	this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange
Act or Securities Act, (ii) any liability of the undersigned for any failure to comply with such requirements or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the
Exchange Act, or the Securities Act, including without limitation the requirements of Rule 144.

	The undersigned hereby gives and grants to each such attorney-in-fact severally full power and authority to do and perform, in the name and on behalf of the undersigned, and in any and all capacities, every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters, as fully and to all intents and purposes as the undersigned might or could do in person, with full power of substitution and resubstitution, hereby ratifying and approving all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

	This Power of Attorney shall remain in full force and effect until either revoked by the undersigned in a signed writing delivered to such attorneys-in-fact or until such time as the undersigned is no longer required to file Forms 3, 4 and 5 and Forms 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed on this 3rd day of August, 2022.


                                             /s/ David J. Haemisegger
	                                     Signature

                                             David J. Haemisegger
	                                     Print Name


STATE OF TEXAS

COUNTY OF BEXAR

	On this 3rd day of August, 2022, David J. Haemisegger personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                             /s/ Amanda Nicole Quinones
	                                     Notary Public

                                             November 12, 2023
	                                     My Commission Expires